Q3 2025 Earnings Call Chris Kastner President and CEO Tom Stiehle EVP and CFO October 30, 2025 Exhibit 99.2

Q3 2025 EARNINGS Cautionary Statement Regarding Forward-looking Statements Statements in this presentation and in our other filings with the SEC, as well as other statements we may make from time to time, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "guidance," "outlook," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: our dependence on the U.S. Government for substantially all of our business; significant delays or reductions in appropriations for our programs and/or changes in customer priorities and requirements (including government budgetary constraints, government shutdowns, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, labor challenges, changes in trade policy, or other factors and our efforts to recover or offset such costs and/or changes in estimated contract costs, and perform our contracts effectively; changes in business practices, procurement processes and government regulations and our ability to comply with such requirements; adverse economic conditions in the United States and globally; our level of indebtedness and ability to service our indebtedness; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; our ability to attract, retain, and train a qualified workforce; subcontractor and supplier performance and the availability and pricing of raw materials and components; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; investigations, claims, disputes, enforcement actions, litigation (including criminal, civil, and administrative), and/or other legal proceedings, and improper conduct of employees, agents, subcontractors, suppliers, business partners, or joint ventures in which we participate, including the impact on our reputation or ability to do business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; natural and environmental disasters and political instability; health epidemics, pandemics and similar outbreaks; and other risk factors discussed herein and in our other filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. 2

Q3 2025 EARNINGS 3 HII INVESTMENT THESIS Largest U.S. military seapower provider with leading all-domain, integrated defense technologies Margin expansion opportunity driven by operational execution and new post-COVID contracts Free cash flow1 growth enabling disciplined capital allocation and increasing total shareholder value Working through the majority of challenged pre-COVID contracts, focused on enhancing throughput and reducing cost – Top priority to get these ships delivered to the Navy Expect over $50B of contract awards, establishing balanced risk equation and margins more consistent with industry norms Over the course of 2025 and 2026: Mid to Long Term: Top line growth of 4%+; $15B enterprise revenue by 2030 1 Non-GAAP measure. See appendix for definition and reconciliation.

Q3 2025 EARNINGS Pursuing Multiple Throughput Enablers » Signed MOU with HD Hyundai Heavy Industries to explore opportunities to collaborate on accelerating ship production » Entered into a strategic artificial intelligence partnership with C3 AI to support U.S. Navy shipbuilding » Acquired Charleston production site that enhances capacity and throughput enabling improved build rates to meet generational customer demand Enhancing Shipbuilding Throughput » Revised throughput improvement target of 15% YoY » Multiple workforce improvement initiatives » Ramp up new Charleston facility » Increase outsourcing to trusted providers » Utilize contract labor to address critical gaps Reducing Cost » $250M in annualized cost take out by year-end » Overhead and support labor reduction » Shared service and technology utilization New Contract Awards » Ensuring contract awards that reflect current operating environment » Expect $50B+ in new awards across 2025 & 2026, including submarines, RCOH of CVN 75 and amphibious ship bundle 2025 Operational Initiatives Update 4

Q3 2025 EARNINGS HII Q3 2025 Revenue 6.1% 9.8% 3.7% CONSOLIDATED REVENUE ($M) $2,749 $3,192 Q324 Q325 Three Months Ended September 30 ($M) 2024 2025 % Change Ingalls Shipbuilding 664 828 24.7% Newport News Shipbuilding 1,412 1,617 14.5% Mission Technologies 709 787 11.0% Eliminations (36) (40) - Total 2,749 3,192 16.1% YoY variance driven by higher submarine and aircraft carrier volume at Newport News Shipbuilding, higher surface combatant volume at Ingalls Shipbuilding and growth across Mission Technologies 5

Q3 2025 EARNINGS HII Q3 2025 Segment Operating Income1 6.1% 9.8% 3.7% Three Months Ended September 30 ($M) 2024 2025 % Change Ingalls Shipbuilding 49 65 32.7% Newport News Shipbuilding 15 80 433.3% Mission Technologies 33 34 3.0% Total 97 179 84.5% SEGMENT OPERATING INCOME1 ($M) & MARGIN1% $97 $179 Q324 Q325 3.5% 5.6% YoY variance driven by Virginia-class and aircraft carrier construction performance at Newport News Shipbuilding and higher surface combatant volume at Ingalls Shipbuilding 61 Non-GAAP measure. See appendix for definition and reconciliation.

Q3 2025 EARNINGS HII Q3 2025 Capital Deployment 1 Non-GAAP measure. See appendix for definition and reconciliation. 7 $213 $118 ($77) ($102) $136 $16 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 Cash provided by Ops. CAPEX Free Cash Flow CASH FLOW GENERATION ($M) Q325Q324 1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q324 Q325 Dividends Share Repurchases (at cost) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $53 TOTAL $87 $53 $35 $52 • Cash balance of $312 million and liquidity of $2 billion at quarter end • Net capital expenditures of $102 million were 3.2% of revenues in Q3 2025 • $53 million distributed to shareholders in Q3 2025 • Paid dividends totaling $53 million • Did not repurchase shares in the quarter

HII Outlook[1]

- **Updating FY25 segment guidance**
- **Increasing 2025 free cash flow[2] guidance to between $550M and $650M**
- **Cumulative FY25 & FY26 free cash flow[2] target of $1.2B**

FY25 OUTLOOK[1]

	Prior FY25 Outlook[1]	Current FY25 Outlook[1]
Shipbuilding Revenue	$8.9B - $9.1B	**$9.0B - $9.1B**
Shipbuilding Operating Margin[2]	5.5% - 6.5%	5.5% - 6.5%
Mission Technologies Revenue	$2.9B - $3.1B	**$3.0B - $3.1B**
Mission Technologies Segment Operating Margin	4.0% - 4.5%	**~4.5%**
Mission Technologies EBITDA Margin[2]	8.0% - 8.5%	8.0% - 8.5%
Operating FAS/CAS Adjustment	($40M)	**($35M)**
Non-current State Income Tax Expense[3]	($15M)	($15M)
Interest Expense	($110M)	($110M)
Non-operating Retirement Benefit	$191M	$191M
Effective Tax Rate	~21%	**~22%**
Depreciation & Amortization	~$340M	~$340M
Capital Expenditures	~4% of Sales	~4% of Sales
Free Cash Flow[2]	$500M - $600M	**$550M - $650M**

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2025 and beyond reflect the company's judgment based on the information available at the time of this presentation. Please see the "Forward-looking Statements" section in this presentation and our Form 10-Q for factors that may impact the company's ability to meet expectations.
[2] Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.
[3] Outlook is based on current tax law. Variability exists based on how and when individual states conform to recent federal tax law changes.

Q3 2025 EARNINGS 8

Q3 2025 EARNINGS Appendix 9

Q3 2025 EARNINGS Non-GAAP Information This earnings presentation contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures as defined by SEC Regulation G and indicated by a footnote in the text of this presentation. Definitions for the non-GAAP measures, and related reconciliations, are provided below. Because not all companies use identical definitions or calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Segment Operating Income and Segment Operating Margin. We internally manage our operations by reference to segment operating income and segment operating margin and use these measures to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These measures should be considered in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin. We use shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin to evaluate our core operating performance. We believe these measures reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These measures should be considered in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Shipbuilding revenue is the sum of revenues of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation, and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow. We use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. We believe free cash flow is an important measure that may be useful to investors and other users of our financial statements because it provides insight into our current and period-to- period performance and our ability to generate cash from continuing operations. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net income as a measure of our performance or net cash provided by operating activities as a measure of our liquidity. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 10

Q3 2025 EARNINGS Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin 11 ($ in millions) 2025 2024 2025 2024 Ingalls revenues 828 664 2,189 2,031 Newport News revenues 1,617 1,412 4,616 4,381 Mission Technologies revenues 787 709 2,313 2,224 Intersegment eliminations (40) (36) (110) (105) Sales and Service Revenues 3,192 2,749 9,008 8,531 Operating Income 161 82 485 425 Operating FAS/CAS Adjustment 9 16 25 48 Non-current state income taxes 9 (1) 12 (3) Segment Operating Income 179 97 522 470 As a percentage of sales and service revenues 5.6% 3.5% 5.8% 5.5 % Ingalls segment operating income 65 49 165 165 As a percentage of Ingalls revenues 7.9% 7.4% 7.5% 8.1 % Newport News segment operating income 80 15 247 208 As a percentage of Newport News revenues 4.9% 1.1% 5.4% 4.7 % Mission Technologies segment operating income 34 33 110 97 As a percentage of Mission Technologies revenues 4.3% 4.7% 4.8% 4.4 % Three Months Ended September 30 September 30 Nine Months Ended

Q3 2025 EARNINGS Non-GAAP Reconciliations Shipbuilding Revenues & Margin 12 ($ in millions) 2025 2024 2025 2024 Sales and service revenues 3,192 2,749 9,008 8,531 Mission Technologies (787) (709) (2,313) (2,224) Intersegment eliminations 40 36 110 105 Shipbuilding Revenues 2,445 2,076 6,805 6,412 Operating Income 161 82 485 425 Operating FAS/CAS Adjustment 9 16 25 48 Non-current state income taxes 9 (1) 12 (3) Segment Operating Income 179 97 522 470 Mission Technologies (34) (33) (110) (97) Shipbuilding operating income 145 64 412 373 As a percentage of shipbuilding revenues 5.9% 3.1% 6.1% 5.8 % Three Months Ended September 30 September 30 Nine Months Ended

Q3 2025 EARNINGS Non-GAAP Reconciliations Free Cash Flow 13 ($ in millions) 2025 2024 2025 2024 Net cash provided by operating activities 118 213 546 2 Less capital expenditures: Capital expenditure additions (105) (88) (268) (253) Grant proceeds for capital expenditures 3 11 6 14 Free cash flow 16 136 284 (237) Three Months Ended September 30 September 30 Nine Months Ended

Q3 2025 EARNINGS Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin 14 ($ in millions) 2025 2024 2025 2024 Mission Technologies sales and service revenues 787 709 2,313 2,224 Mission Technologies segment operating income 34 33 110 97 Mission Technologies depreciation expense 3 3 9 8 Mission Technologies amortization expense 22 25 67 75 Mission Technologies state tax expense 2 2 6 6 Mission Technologies EBITDA 61 63 192 186 Mission Technologies EBITDA margin 7.8% 8.9% 8.3% 8.4 % September 30September 30 Three Months Ended Nine Months Ended

Pension Outlook

($ in millions)	2024 (Actual)	2025[3]	Change from prior est.	2026[3]	Change from prior est.
Pension Discount Rate	5.28%	5.98%	N/A	5.92%	(6)Bps
Expected Long-Term Return on Assets	8.00%	8.00%	N/A	8.00%	N/A
Actual return on Assets	7.7%	9.0%[4]		9.0%[4]	
CAS Recoveries Over/(Under) Cash Contributions[1,2]	$6	$2	$5	($2)	N/A
FAS Benefit[1]	$64	$99	N/A	$106	($6)
CAS Cost[1]	$53	$57	$5	$47	($1)
FAS/CAS Adjustment[1]	$117	$156	$5	$153	($7)
Operating FAS/CAS Adjustment[1]	($62)	($35)	$5	($40)	$1
Non-Operating Retirement Benefit[1]	$179	$191	N/A	$192	($9)
Pension and Postretirement Benefits Cash Contributions[2]	$47	$55	$9	$49	($1)

[1] Includes pension & other postretirement benefits.
[2] 2025 projected cash contributions of $55 million include $13 million of discretionary pension contributions ($<1 million qualified; $12 million non-qualified) and $42 million of post retirement benefits contributions. 2026 projected cash contributions of $49 million include $15 million of discretionary pension contributions ($3 million qualified; $12 million non-qualified) and $34 million of post retirement benefits contributions.
[3] Projected and subject to change.
[4] Returns through September 30, 2025.

Q3 2025 EARNINGS 15